UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 27, 2005

                               HMN Financial, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)

         Delaware                    0-24100                     41-1777397
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

          1016 Civic Center Drive Northwest
                   PO Box 6057
               Rochester, Minnesota                                55903-6057
      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (507) 535-1200

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2005, HMN Financial, Inc. (HMN) issued a press release announcing that its board of directors had extended its stock repurchase program authorizing HMN to repurchase up to 197,000 shares of HMN's common stock from time to time until February 25, 2007 in transactions on the Nasdaq Market or otherwise. A press release announcing HMN's extension of this repurchase program is attached as Exhibit 99.


Item 9.01. Financial Statements and Exhibits

       (c)Exhibits (the following exhibits are furnished to the SEC)

              Exhibit Number                Description
              --------------                -----------
                  99                        Press release dated July 26, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          HMN Financial, Inc.
                                                           (Registrant)

Date: July 27, 2005                                         /s/ Jon Eberle

                                                   Jon Eberle, SVP/CFO/Treasurer